SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





               Date of Report (Date of earliest event reported)
                                March 18, 1997





                           WHG BANCSHARES CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




       Maryland                      0-27606            52-1953867
-----------------------------     -------------      --------------
(State or other jurisdiction      (SEC File No.)      (IRS Employer
     of incorporation)                               Identification
                                                         Number)




1505 York Road, Lutherville, Maryland                   21093
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(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:    (410) 583-8700
                                                       --------------




                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                           WHG BANCSHARES CORPORATION

                     INFORMATION TO BE INCLUDED IN REPORT
                     ------------------------------------



Item 5.  Other Events
---------------------

      On March 18, 1997, the Registrant announced that it had received the necessary regulatory and Board approval to initiate a repurchase of 5% or 81,003 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The Registrant announced that the repurchases would be made from time to time, subject to the availability of stock.

      On March 25, 1997, the Registrant announced that it had concluded the repurchase of 81,003 shares totalling approximately 5% of its outstanding common stock in the open market pursuant to a stock repurchase program announced by the Registrant on March 18, 1997.

      For further details, reference is made to the Press Releases dated March 18, 1997 and March 25, 1997, which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by this reference.



Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------


Exhibit 99.1 -- Press Release dated March 18, 1997.
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Exhibit 99.2 -- Press Release dated March 25, 1997.
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




                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          WHG BANCSHARES CORPORATION



Date: March 25, 1997                      By:  /s/ Peggy J. Stewart
     ------------------------                 ---------------------
                                                Peggy J. Stewart
                                                President and Chief
                                                Executive Officer